ARK FUNDS
                           CORPORATE CLASS PROSPECTUS

                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
              THE CORPORATE CLASS PROSPECTUS DATED AUGUST 21, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

         In the "Purchasing, Selling, and Exchanging Portfolio Shares" section on page 11 of the Prospectus, the following sentence is inserted at the end of the first paragraph under General Information:

             "From September 13, 2001 until the reopening of the New York Stock Exchange, for U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio, and Tax-Free Cash Management Portfolio, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE